UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 13, 2013

(Date of Earliest Event Reported)

BEESFREE, INC.

(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-53212 (Commission File Number)	92-0189305 (I.R.S. Employer Identification No.)

2101 Vista Parkway, Suite 122

West Palm Beach, Florida 33411

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 939-4860

____________________________________

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 13, 2013, Juan Carlos Trabucco, a director and the Interim President and Chief Executive Officer of BeesFree, Inc. (the “Company”), passed away suddenly after a short illness.

(c) On May 14, 2013, the Company appointed Joseph N. Fasciglione, the Company’s Interim Chief Financial Officer, to serve as Interim President and Chief Executive Officer of the Company pending the Company’s selection of a successor to serve as President and Chief Executive Officer.

Mr. Fasciglione, age 60, has served as the Company’s Controller since August 2011, initially as a consultant and then as employee in May 2012. Mr. Fasciglione has also served as the Company’s Assistant Treasurer and Assistant Secretary since April 2012, and the Company’s Interim Chief Financial Officer since April 17, 2013. Mr. Fasciglione will continue to maintain his positions as Interim Chief Financial Officer, Controller, Assistant Treasurer and Assistant Secretary at his current level of compensation.

In satisfaction of the disclosure required pursuant to Sections 401(b) and 401(e) of Regulation S-K, Mr. Fasciglione served as Corporate Controller for New Generations Biofuels Holdings, Inc. (NGBF.OCTQB), a provider of proprietary blended renewable biofuels for various commercial application and industries, from 2008 to 2011. During this time, Mr. Fasciglione had full responsibility for financial matters, such as financial reporting, annual audits, jurisdictional filings, cash management, invoicing, collections, risk management, and payroll, and certain administrative matters. Prior to working for New Generations Biofuels Holdings, Inc., Mr. Fasciglione held various controller or financial positions with companies in the telecommunication and other industries.

With respect to the disclosure required pursuant to Section 401(d) of Regulation S-K, there are no family relationships between Mr. Fasciglione and any director or executive officer of the Company. There are no arrangements or understandings between Mr. Fasciglione and any other person pursuant to which Mr. Fasciglione was selected as Interim President and Chief Executive Officer. There are also no relationships or related transactions between Mr. Fasciglione and the Company that are required to be reported.

ITEM 9.01    Financial Statements and Exhibits:

(a)           Financial Statements - Not Applicable
(b)           Pro-Forma Financial Information - Not Applicable
(c)           Shell Company Transactions - Not Applicable
(d)           Exhibits - Not Applicable

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEESFREE, INC.
By:	/S/ JOSEPH N. FASCIGLIONE
Joseph N. Fasciglione
Interim President, Chief Executive Officer
and Chief Financial Officer

Dated: May 17, 2013